                                 EXHIBIT 10.20

NOTICE TO BORROWER:           THIS DOCUMENT CONTAINS PROVISIONS FOR PAYMENT
                              AMOUNT ADJUSTMENTS AND CONTAINS PROVISIONS WHICH
                              REQUIRE A BALLOON PAYMENT AT MATURITY.

                            SECURED PROMISSORY NOTE
                                 (Account Note)

$6,435,000                                                         July 10, 1996

          THIS SECURED PROMISSORY NOTE ("Note") is executed by USTRAILS INC., a Nevada corporation, NATIONAL AMERICAN CORPORATION, a Nevada corporation, and the party makers signatory hereto (each, individually and collectively, jointly and severally, "Maker"), and is accepted by FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), for good and valuable consideration, the receipt of which is hereby acknowledged.

          1. FOR VALUE RECEIVED, the undersigned Maker hereby promises to pay to the order of Foothill, as hereinafter provided, in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of Six Million Four Hundred Thirty-Five Thousand Dollars ($6,435,000) (the "principal sum") together with interest thereon from the date advanced until paid. Interest shall be computed on the basis of actual days elapsed over the period of a 360-day year at a rate (the "Interest Rate") equal to two and three quarter (2 3/4) percentage points per year in excess of the prime rate of interest most recently announced from time to time by Norwest Bank Minnesota, national association, or any successor to it ("Bank"), as its "prime rate" or "reference rate," ("Reference Rate") as the case may be, irrespective of whether such announced rate is the best

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rate available from such financial institution, which rate shall vary concurrently with any change in such announced rate, existing on the whole amount of said principal sum remaining from time to time unpaid. For each month the rate of interest charged under this Note shall be based on the actual rate in effect during such month. In no event shall the Interest Rate be less than nine percent (9%) per annum.

          2. The Bank's Reference Rate is one of its base rates and serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of the Bank's base rates. In the event that the Bank shall cease to establish or publish Reference Rates, whether so denominated or otherwise named, the Reference Rate shall be deemed to be the highest "prime", "base" or "reference" interest rate for each calendar month, as of the first (1st) day of each such calendar month, of the three largest (total assets) banking institutions in the State of California then establishing or publishing a "prime", "base" or "reference" rate of interest (in the event any such banking institution publishes more than one such rate, the rate used shall be the highest among those so published by such banking institution).

          3. All payments shall be applied in the order and in the manner provided for in that certain Loan and Security Agreement dated of even date herewith entered into between Maker and Foothill ("Loan Agreement"). Any sums not paid when due shall be added to the principal sum and shall bear interest accordingly. In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance, or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible by law. All outstanding principal and

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interest (compound) shall bear interest during any period in which there is a default at the Default Rate set forth in the Loan Agreement.

          4. The principal sum and interest shall be due and payable on the dates and in the manner set forth in the Loan Agreement. The entire principal sum, together with accrued and unpaid interest thereon shall become due and payable on the date and in the manner set forth in the Loan Agreement.

          5. In no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, or otherwise shall the amount paid or agreed to be paid to Foothill for the use, forbearance, or detention of the money advanced or to be advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto. If any amount is received in excess of such highest lawful rate, such amount shall be applied by Foothill in reduction of the principal sum.

          6. Should there be a payment other than a scheduled interest or principal payment on this Note, as set forth in the Loan Agreement, Borrower may be obligated to pay to Foothill a Early Paydown Premium, as defined and more fully set forth in the Loan Agreement.

          7. Maker, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption under the homestead exemption laws, if any, or any other exemption or insolvency laws, and consents that Foothill may release or surrender, exchange or substitute any real estate and/or personal property or other collateral security now held or which may hereafter be held as security for the payment of this Note, and may extend the

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time for payment or otherwise modify the terms of the payment of any part or the whole of the debt evidenced hereby.

          8.  This Note is secured by, inter alia, those certain Mortgages (and
                                       ----- ----
Deeds of Trust), Assignments of Rents, Security Agreements, and Fixture Filings ("Mortgages": the Mortgages, the Loan Agreement and the other documents defined as Loan Documents in the Loan Agreement are collectively referred to as the "Loan Documents") between Maker, as Mortgagor or Trustor, and Foothill, as Mortgagee or Beneficiary, of even date herewith and all of the terms, covenants, and conditions of the Loan Documents and all other instruments evidencing and/or securing the indebtedness evidenced by this Note are hereby made a part of this Note and are deemed incorporated herein in full. Any Event of Default (as defined in the Loan Agreement) (including, but not limited to, a default in any of the conditions, covenants, obligations, or agreements contained in this Note) shall constitute a default under this Note and shall entitle Foothill to accelerate the entire indebtedness evidenced by this Note and take such other action as may be provided for in the Loan Documents.

          9. Maker agrees to pay all charges incident to, arising out of or in connection with the preparation, execution, delivery and enforcement of this Note, including, without limitation, all reasonable attorneys' fees and disbursements incurred by Foothill, whether incurred prior to litigation, or in litigation at trial, arbitration or on appeal and all expenses, including, without limitation, reasonable attorneys' fees and disbursements incident to the enforcement of payment of this Note, by any action or participation in, or in connection with, a case or proceeding under 11 U.S.C. or any successor statute thereto.

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          10.  THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION,
AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE
COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR, AT THE SOLE OPTION OF FOOTHILL,
IN ANY OTHER COURT IN WHICH FOOTHILL SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF MAKER AND FOOTHILL WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON
                                                                  ----- ---
CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN
- ----------
ACCORDANCE WITH THIS SECTION. MAKER AND FOOTHILL HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. MAKER AND FOOTHILL REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL

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RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A
COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE
COURT.

           IN WITNESS WHEREOF, Maker has executed and delivered this Note on the day and year first above written.

                              "MAKER"

                              USTRAILS INC.,
                              a Nevada corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------

                              Title:    Vice President
                                    -------------------------

                              NATIONAL AMERICAN CORPORATION,
                              a Nevada corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------

                              Title:    Vice President
                                    -------------------------

                              THOUSAND TRAILS, INC.,
                              a Washington corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------

                              Title:    Vice President
                                    -------------------------

                              THOUSAND TRAILS (CANADA) INC.,
                              a British Columbian corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------

                              Title:    Vice President
                                    ------------------------

                              TT OFFSHORE, LTD.,
                              a Virginia corporation

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                              By     s/ Walter B. Jaccard
                                -----------------------------

                              Title:    Vice President
                                    -------------------------

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                              BEECH MOUNTAIN LAKES CORPORATION,
                              a Pennsylvania corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------

                              Title:    Vice President
                                    -------------------------

                              CAROLINA LANDING CORPORATION,
                              a South Carolina corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------

                              Title:    Vice President
                                    -------------------------

                              CARRIAGE MANOR CORPORATION,
                              a North Carolina corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------

                              Title:    Vice President
                                    -------------------------

                              CB RESORT CORPORATION,
                              a Massachusetts corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------

                              Title:    Vice President
                                    -------------------------

                              CHEROKEE LANDING CORPORATION,
                              a Tennessee corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------

                              Title:    Vice President
                                    -------------------------

                              CHIEF CREEK CORPORATION,
                              a Tennessee corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------

                              Title:    Vice President
                                    -------------------------

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                              DIXIE RESORT CORPORATION,
                              a Mississippi corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

                              FOXWOOD CORPORATION,
                              a South Carolina corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

                              GL LAND DEVELOPMENT CORPORATION,
                              an Oklahoma corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

                              INDIAN LAKES WILDERNESS PRESERVE CORPORATION, an Indiana corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

                              JEFFERSON RESORT CORPORATION,
                              a Missouri corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

                              LAKE TANSI VILLAGE, INC.,
                              a Delaware corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

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                              LAKE ROYALE CORPORATION,
                              a North Carolina corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

                              LML RESORT CORPORATION,
                              an Alabama corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

                              NACO WEST CORPORATION,
                              a Washington corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

                              NATCHEZ TRACE WILDERNESS PRESERVE
                              CORPORATION, a Tennessee corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

                              QUAIL HOLLOW PLANTATION CORPORATION,
                              a Tennessee corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

                              QUAIL HOLLOW VILLAGE, INC.,
                              a Pennsylvania corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

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                              RECREATION LAND CORPORATION,
                              a Pennsylvania corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

                              RECREATION PROPERTIES, INC.,
                              a Mississippi corporation

                              By     s/ Walter B. Jaccard
                                -----------------------------
                              Title:    Vice President
                                    -------------------------

                              RESORT LAND CORPORATION,
                              an Arkansas corporation

                              By     s/ Walter B. Jaccard
                                 ----------------------------
                              Title:    Vice President
                                    -------------------------

                              SHOREWOOD CORPORATION,
                              a Georgia corporation

                              By     s/ Walter B. Jaccard
                                 ----------------------------
                              Title:    Vice President
                                    -------------------------

                              TANSI RESORT, INC.,
                              a Tennessee corporation

                              By     s/ Walter B. Jaccard
                                 ----------------------------
                              Title:    Vice President
                                    -------------------------

                              THE KINSTON CORPORATION,
                              a South Carolina corporation

                              By     s/ Walter B. Jaccard
                                  ---------------------------
                              Title:    Vice President
                                    -------------------------

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                              THE VILLAS OF HICKORY HILLS, INC.,
                              a Mississippi corporation

                              By    s/Walter B. Jaccard
                                 --------------------------

                              Title:     Vice President
                                    -----------------------

                              VIRGINIA LANDING CORPORATION,
                              a Virginia corporation

                              By    s/ Walter B. Jaccard
                                 --------------------------

                              Title:  Vice President
                                    -----------------------

                              WESTERN FUN CORPORATION,
                              a Texas corporation

                              By    s/ Walter B. Jaccard
                                 --------------------------

                              Title:   Vice President
                                    -----------------------

                              WESTWIND MANOR CORPORATION,
                              a Texas corporation

                              By    s/ Walter B. Jaccard
                                 --------------------------

                              Title:     Vice President
                                    -----------------------

                              WOLF RUN MANOR CORPORATION,
                              a Pennsylvania corporation

                              By s/ Walter B. Jaccard
                                 --------------------------

                              Title:    Vice President
                                    -----------------------

                              UST WILDERNESS MANAGEMENT CORPORATION, a Nevada corporation

                              By    s/ Walter B. Jaccard
                                 --------------------------

                              Title:   Vice President
                                     ----------------------

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